SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                          _______________

                            FORM 8-K

                         CURRENT REPORT

              PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  June 21, 2005

                           FLYi, Inc.
        (Exact Name of Registrant as Specified in Charter)

     Delaware		         0-21976			13-3621051

   State or Other		    Commission File		IRS Employer
  Jurisdiction of		          Number		   Identification No.
   Incorporation


      45200 Business Court, Dulles, VA                  20166
  (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  (703) 650-6000


                               N/A
   (Former Name or Former Address, if Changed Since Last Report)



Item 7.01 Regulation FD Disclosure

In advance of the Company's Annual Meeting of Stockholders to be held on June 22, 2005 at 10:00 am local time, the Company has posted on its web site a copy of the slide show that will be presented to stockholders at the meeting. Interested parties can access the slide presentation for the next 30 days on the Company's web site www.FLYi.com in the "Investor Information" section found under "Company."


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

						FLYi, Inc.


Date:  June 21, 2005			By:  /S/ David W. Asai
						David W. Asai
                                    Vice President, Controller and
                                    Chief Accounting Officer